UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:   June 11, 2003

CAPITAL ONE PRIME AUTO RECEIVABLES, LLC

Registrant and Seller

CAPITAL ONE PRIME AUTO RECEIVABLES TRUST 2003-1

(Exact name of Registrant Issuer as specified in its charter)

Delaware	333-89452-03	31-1750007
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

1680 Capital One Drive, McLean,VA		22102
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code):

(703) 720-1000

(Former name or former address, if changed since last report):

Not Applicable

Item 5.                                                                       Other Events

The May 2003 Monthly Servicer Report was distributed

June 11, 2003.

Item 7.                                                                       Exhibits

The following are filed as exhibits to this Report:

Exhibit 20.  May 2003 Monthly Servicer Report

Signature

                                                                                                            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

By:	Capital One Auto Receivables, LLC

By:	/s/ Al Ciafre
Al Ciafre Assistant Vice President

Date: June 11, 2003

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

EXHIBITS

TO

 FORM 8-K

CAPITAL ONE PRIME AUTO RECEIVABLES, LLC

(Issuer)

CAPITAL ONE PRIME AUTO RECEIVABLES TRUST 2003-1

(Registrant and Seller)

(Exact name of  Registrant as specified in its charter)

INDEX TO EXHIBITS

Exhibit Number

20.	May 2003 Monthly Servicer Report